CONTINUE THE CARE

Kindred Healthcare

Dedicated to Hope, Healing and Recovery

November 2014 Kindred, Centerre and RehabCare Creating the Nation’s Premier Inpatient Rehabilitation Provider Exhibit 99.2

Forward Looking Statements
Certain statements contained herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include, but are not limited to, statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.
Such forward-looking statement are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the
Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the
Company’s actual results, performance or plans with respect to Centerre Healthcare Corporation (“Centerre”) to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the
Company’s filings with the Securities and Exchange Commission.
Risks and uncertainties related to the Company’s proposed acquisition of Centerre include, but are not limited to, the risk that Centerre’s stockholders do not approve the acquisition, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, uncertainties as to the timing of the acquisition, adverse effects on the Company’s stock price resulting from the announcement or completion of the acquisition, competitive responses to the announcement or completion of the acquisition, the risk that healthcare regulatory, licensure or other approvals and financing required for the consummation of the acquisition are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Centerre’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the acquisition, uncertainties as to whether the completion of the acquisition or any transaction will have the accretive effect on the Company’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the acquisition, litigation relating to the acquisition, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.
In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K and its reports on Forms 10-Q and 8-K.
Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Kindred has provided information in this presentation to compute certain non-GAAP measurements for specified periods. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this presentation and on Kindred’s website at www.kindredhealthcare.com under the heading “investors.”

Kindred Hospital Rehabilitation Services 3 *** *** *** *** *** *** *** *** *** *

RehabCare HRS | Kindred Hospitals | Centerre Healthcare

Kindred Healthcare

• Expertise in the
management of
Acute
Rehabilitation
Units
(1)
• Large national
footprint
• Combination of
experience in
both wholly-
owned
freestanding and
Joint Venture
Rehabilitation
Hospitals
• Integrated post-
acute experience
• Strong platform
for Joint Venture
Inpatient
Rehabilitation
partnerships
with large
hospital systems
• Exceptional
clinical outcomes
• Alignment and
complement
with Kindred’s
Integrated Care
Markets
4
Kindred Hospital Rehabilitation Services:
Combining our Strengths
(1) An acute rehabilitation unit (“ARU”) is certified as an inpatient rehabilitation facility (“IRF”) as it provides acute rehabilitation in a hospital-based setting.

Kindred Healthcare
HEALTHSOUTH
Select Medical Corporation
MILESTONE HEALTHCARE
Reliant HOSPITAL PARTNERS
ERNEST HEALTH, INC.

Kindred Healthcare

118
(excludes 2 in development)
103
19
18
14
13
0
20
40
60
80
100
120
140
1 2 3 4 5 6
($ in millions)
RehabCare HRS Kindred IRFs Centerre IRFs Pro Forma
States 36 2 8 36
ARU/IRF Locations 102 5 11 118
Other Locations (2) 266 - - 266
Total Locations 368 5 11 384
Employees 3,900 700 1,600 6,200
Revenue $299 (3) $80 (3) $199 (4) $578
EBITDAR $78 (3) $21 (3) $48 (4) $147
Benchmarking Peers: Ranks by Sites of Service (1)
5
Combination of Kindred & Centerre Creates One of the
Nation’s Largest Inpatient Rehabilitation Providers
(1)
Pro Forma
(5)
(1) MedPar and RehabCare Database; only IRF/ARU sites of service included.
(2) RehabCare HRS other locations contains LTAC/Outpatient/Medical-Surgical sites of service combined, affiliated and non-affiliated.
(3) Based on Kindred RehabCare HRS or IRF revenue and earnings before interest, income taxes, depreciation, amortization and rent (“EBITDAR”) annualized based on the nine months ended September 30, 2014.
(4) Estimated 2014 revenue and EBITDAR, prior to deducting $14 million of minority interest expense for interest owned by Centerre’s hospital partners, see GAAP reconciliation in appendix.
(5) Includes Kindred ARUs, IRFs and Centerre’s 11 operating IRFs at September 30, 2014.

Kindred’s Inpatient Rehabilitation Presence
Centerre Freestanding Inpatient Rehabilitation Hospitals (“IRFs”) – Open (11)
Centerre Freestanding Inpatient Rehabilitation Hospitals – In Development (2)
Kindred/Rehabcare Managed Acute Rehabilitation Units (“ARUs”) (102)
Kindred Freestanding Inpatient Rehabilitation Hospitals (5)
Kindred Targeted Integrated Care Markets
As of September 30, 2014

Kindred Rehabilitation Hospital
Northeast Houston

Kindred Healthcare

Kindred Hospital Rehabilitation Services (“HRS”)
• Freestanding Inpatient Rehabilitation Hospital Management: Both JV and Kindred owned models
• Joint Venture Facility Design and Development: From market identification to grand opening
• Inpatient Rehabilitation Unit Management: Distinct Part Unit model with acute care partners
• Outpatient Rehabilitation Management: Hospital based and “satellite” clinic operations
• Rehabilitation Department Management: Providing staffing and program management for acute care hospitals, LTACs, and IRFs
• Denials Management: Managing insurance denials
Our Hospital Rehabilitation Services

(1) Estimated 2014 revenue and EBITDAR, prior to deducting $14 million of minority interest expense for interest owned by
Centerre’s hospital partners, see GAAP reconciliation in appendix.
Purchase Price
•
$195 million
Locations
•
11 operating IRF locations with 9 acute care joint venture partners
•
2 locations under development
•
6 operating locations in Kindred Integrated Care Markets
Financial Profile
•
Estimated 2014 revenues of approximately $200 million and
EBITDAR
(1)
of $48 million that enhances Kindred’s Revenue and
Margin Growth Profile
Accretion
•
Accretive to Kindred’s Earnings and Operating Cash Flows exclusive of transaction costs
Expected Closing
•
Q1 2015; subject to required consents and approvals
8
Acquisition of Centerre Healthcare
Transaction Summary
3 opened in 2014 and 2 opened in 2013

25.6
26.0
26.4 26.3
30.6
32.6
32.2
35.2
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
2013 2014
Kindred and Centerre Outperform National Benchmarks
on Quality and Clinical Outcomes
• FIM
®
Gain measures functional improvement during Inpatient Rehabilitation stay
• Discharge to Community rate reflects the return to prior level of care at discharge
Functional Improvement Measurement (“FIM®”) (1)  Gain
Discharge to Community
(1) FIM® instrument is a trademark of Uniform Data System for Medical Rehabilitation (UDSMR), a division of UB Foundation Activities, Inc.
(2) Source: eRehab, an industry reporting agency that gathers data from approximately 200 IRFs/ARUs nationwide.
(3) Annualized based upon data for the six months ended June 30, 2014.
(3)
(3)
Industry Average
(2)
RehabCare ARUs
Kindred IRFs
Centerre
74.0%
73.0%
75.9%
75.4%
68.5%
67.8%
75.6%
76.1%
0.0%
20.0%
40.0%
60.0%
80.0%
2013 2014

-5%
0%
5%
10%
15%
20%
2013 Q1 2014 Q2 2014
UDS Industry
Centerre
Kindred IRFs
RehabCare ARUs
0
10,000
20,000
30,000
40,000
50,000
60,000
(1) Data provided by UDSMR, a data gathering and alaysis organization for the rehabilitation industry; represents approximately 70% of the industry.
(2) Annualized based upon data for the six months ended June 30, 2014.
10
56,276
Kindred and Centerre
Strong Organic Discharge Volume Growth
•
Significantly outperforming the national average on a same-store growth basis
•
Combined Hospital Rehabilitation structure will touch ~ 56,000 patient lives
Same-Store Discharge Growth Total Discharges
50,942
(1)
53,800
42,221
42,712 42,428
3,337
3,866
4,348
5,384
7,222
9,500
2012 2013 2014 (2)
Centerre         Kindred IRFs         RehabCare ARUs

Total Net Revenue
($ in millions)
11
Our Combined Track Record:
Combined Revenue and EBITDAR
Since 2012, our combined net revenue and EBITDAR have increased by a compounded annual growth rate of 12% and 20%, respectively.  We anticipate strong future growth due to a robust pipeline of new development projects.
Kindred - IRFs
Centerre - IRFs
Kindred - HRS
$0
$100
$200
$300
$400
$500
$600
2012
(1)
2013
(1)
2014
(2)
$460
$497
$578
$0
$20
$40
$60
$80
$100
$120
$140
$160
2012
(1)
2013
(1)
2014
(2)
$103
$121
$147
(1) See reconciliation in the appendix.
(2) Kindred IRF and Rehabcare HRS revenue and EBITDAR annualized based upon the nine months ended September 30, 2014, see reconciliation in the appendix.
Centerre revenue and EBITDAR is presented on a fully consolidated basis and is an estimate for the full year 2014.
Total EBITDAR
($ in millions)

12
Favorable
Market
Dynamics
Clinical
Excellence
Financial
Strength
Industry
Presence
Growth
Opportunities
Combination of Kindred and Centerre Creates a Platform for
Significant Organic and de novo Development Growth
• Current target demographic is growing
• Neurorehabilitation population expected to nearly double over next 15 years
(1)
• Highly fragmented IRF industry
• #1
(2)
in IRF sites of service with strong same-store and margin growth
• Broad array of hospital-based rehabilitation services
• Over 250 distinct acute hospital relationships
• Continued improvement in patient outcomes outpacing industry average
• Focus on getting patients home safely and quickly
• Low hospital readmission rates
• Diversified revenue mix
• Attractive operating margins
• Inpatient Rehabilitation segment offers high returns on invested capital
• Ability to broaden rehabilitation service offerings (including outpatient services) within current hospital partnerships
• Provides bridge to other Kindred post-acute offerings to hospital systems
• Strong pipeline of potential development projects
(1) Annualized hospitalizations per CMS, MedPar 2012.
(2) Based on IRF locations as of September 30, 2014.

Appendix - Inpatient Rehabilitation Industry Overview 13 *** *** *** *** *** *** *** ***

Inpatient Rehabilitation Facility (“IRF
”
) Industry
0
200
400
600
800
1,000
1,200
1,400
Total Inpatient
Rehab Facilities
Free-
Standing
Rehab
Hospitals
Hospital
Rehab
Units
14
•
Average length of stay = 12.9 days
•
Discharge to community = 69.9%
•
All patients must be seen by a
rehabilitation physician at least three
times weekly.
•
Rehab hospitals required to provide 24
hours, 7 days per week nursing care.
•
Each patient must tolerate rehabilitation
3 hours per day or 15 hours per week (7
consecutive days).
•
Inpatient Rehabilitation Facilities must
follow strict admission/coverage policies
set forth by CMS.
Inpatient Rehabilitation Features
(2)
:
(n = 1,142 IRFs)
245
897
(1)
(1) United States Government Federal Register as of August 6, 2014.
(2) MedPAC, report to Congress: Medicare Payment Policy, March 2014.

15
Stroke
Brain Injury
Amputation
Spinal Cord
Hip Fracture (Fracture of the femur)
Neurological Disorder
Multiple Trauma
Congenital Deformity
Burns
Osteoarthritis
Rheumatoid Arthritis
Systemic Vasculidities with Joint Inflammation
Joint Replacement
•
Bilateral
•
Age > 85
•
Body mass index > 50
Qualifying IRF Conditions: “CMS 13”
1
IRFs must adhere to strict
admission/coverage policies set
forth by CMS:
•
Facility must exceed 60% of patients
classified under the 13 qualifying
conditions in a cost report year
(“60% rule”)
•
All patients must be admitted by a
rehabilitation physician
•
Rehab physician must re-confirm
each admission within 24 hours of
admit
•
Physician must carefully document
medical necessity for each patient
2
3
4
5
6
7
8
9
10

Inpatient Rehab
$7
1%
Long Term Acute Care
$5
1%
Hospice
$15
3%
Home Health
$18
3%
Skilled Nursing
$28
5%
Outpatient Hospital
$42
7%
Medicare Managed Care
$146
25%
Other Outpatient / Other Services
$54
9%
Physician Payments
$69
12%
Inpatient Hospital
$125
22%
Outpatient Prescriptions
$69
12%

Inpatient Rehabilitation as Part of Overall
Medicare Spending
Medicare Part C Medicare Part D Medicare Parts A&B
Medicare Part B
Medicare Part A
Sources: Center of Medicare & Medicaid Services, Medicare Trustee’s Report July 2014; MedPAC Databook to Congress, Medicare Program, June 2014
Medicare spending
for Inpatient
Rehabilitation
Hospitals amounted
to $7 billion, or
roughly 1% of the
$580 billion of total
spending in 2013
($ in billions)

60% Rule Overview
1983 2002 2004 2007
1983: Rule established,
Requires at least 75% of
patients have one of 10
qualifying conditions to be
recognized and receive
reimbursement above the
inpatient prospective
payment system.
2002: IRF reimbursement
transitions to the inpatient
prospective payment
system;
CMS places moratorium on
enforcement of 75% Rule.
2004: 75% Rule
moratorium ended,
changed list to 13 more
narrow qualifying
conditions, phase in of
revised 75%  Rule.
2007: 75% Rule reduced to
60% Rule through
Medicare, Medicaid &
SCHIP Extension Act of
2007.  Requires at least
60% of patients have one
of 13 possible qualifying
conditions.
Established Implementd Updated
60% Rule: At least 60% of all patients admitted to an Inpatient Rehabilitation Facility must have 1+ medical diagnoses / functional impairments from a list of 13 possible compliant conditions from the Centers for Medicare & Medicaid Services (“CMS-13”).

Post-Acute Lines of Business: Comparison
Post Acute Line of Business
% of Acute Care
Discharges
% of Patients
Expired
% Rehospitalized to
Acute Care
Inpatient Rehabilitation 3% < 1% 9%
Skilled Nursing 17% 5% 22%
Home Health 16% 1% 18%
Long Term Acute Care 1% 16% 10%
Hospice 2% 82% 5%
Source: MedPAC Data Book, Healthcare Spending and the Medicare program, June 2008
1 Excluding hospice
Inpatient Rehabilitation
has the lowest percentage of patients re-admitted to
acute care
1
, as well as the lowest percentage of patient mortality

Appendix Reconciliation 19 * * * * * * * *

Explanation of Non-GAAP Measures

In addition to the results provided in accordance with GAAP, Kindred Healthcare, Inc. (the "Company") has provided information in this presentation to compute certain non-GAAP measurements for the nine months ended September 30, 2014 and the twelve months ended
December 31, 2013 and 2012. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this presentation.
The Company's earnings presentation also includes financial measures referred to as operating income, or EBITDAR, and earnings before interest, income taxes, depreciation and amortization ("EBITDA"). The Company's management uses EBITDAR or EBITDA as meaningful measures of operational performance in addition to other measures. The Company uses EBITDAR or EBITDA to assess the relative performance of its operating divisions as well as the employees that operate these businesses. In addition, the Company believes these measurements are important because securities analysts and investors use these measurements to compare the Company's performance to other companies in the healthcare industry. The Company believes that income (loss) from continuing operations is the most comparable
GAAP measure. Readers of the Company's financial information should consider income (loss) from continuing operations as an important measure of the Company's financial performance because it provides the most complete measure of its performance. EBITDAR or EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. A reconciliation of EBITDAR or EBITDA to income (loss) from continuing operations is included in this presentation. The pro forma EBITDAR total of $147 million included in this presentation was computed by combining Kindred’s HRS and inpatient rehabilitation hospital results for the nine months ended September 30, 2014 on an annualized basis and the 2014 EBITDAR estimate of $48 million for
Centerre, which is based upon Centerre’s 2014 estimated operating results.

Reconciliation of Non-GAAP Measures
($ in Thousands)
2014 Quarters Nine months ended Annualized
2012 2013 First Second Third Sept. 30, 2014 Sept. 30, 2014
Revenues:
Transitional care hospitals 2,486,625 $                2,396,382 $                626,294 $                     611,458 $                     590,132 $                     1,827,884 $               2,437,179 $
Inpatient rehabilitation hosptials 57,204                            69,178                            20,164                            20,698                            19,320                            60,182                            80,243
Hospital division 2,543,829                     2,465,560                     646,458                         632,156                         609,452                         1,888,066                    2,517,421
Nursing center division 1,071,512                     1,070,828                     277,902                         280,255                         279,561                         837,718                         1,116,957
Rehabilitation division:
Skilled nursing rehabilitation services 1,007,335                     997,007                         254,255                         253,989                         247,042                         755,286                         1,007,048
Hospital rehabilitation services 293,580                         286,613                         73,964                            75,324                            74,808                            224,096                         298,795
1,300,915                     1,283,620                     328,219                         329,313                         321,850                         979,382                         1,305,843
Care management division 143,340                         224,927                         87,704                            87,986                            86,186                            261,876                         349,168
5,059,596                     5,044,935                     1,340,283                     1,329,710                     1,297,049                     3,967,042                    5,289,389
Eliminations:
Skilled nursing rehabilitation services (106,020)                        (113,625)                        (29,646)                           (30,031)                           (30,788)                           (90,465)                          (120,620)
Hospital rehabilitation services (94,056)                           (91,475)                           (23,233)                           (22,855)                           (22,172)                           (68,260)                          (91,013)
Nursing centers (3,378)                              (4,250)                              (662)                                  (860)                                  (776)                                  (2,298)                             (3,064)
(203,454)                        (209,350)                        (53,541)                           (53,746)                           (53,736)                           (161,023)                       (214,697)
4,856,142 $                4,835,585 $                1,286,742 $                1,275,964 $                1,243,313 $                3,806,019 $               5,074,692 $
-                                           -                                           -
Income (loss) from continuing operations:
Operating income (loss):
Transitional care hospitals 546,967 $                     500,872 $                     139,505 $                     127,391 $                     116,986 $                     383,882 $                     511,843 $
Inpatient rehabilitation hosptials 8,366                               15,258                            5,890                               5,487                               4,758                               16,135                            21,513
Hospital division 555,333                         516,130                         145,395                         132,878                         121,744                         400,017                         533,356
Nursing center division 136,923                         132,253                         38,471                            36,880                            36,179                            111,530                         148,707
Rehabilitation division:
Skilled nursing rehabilitation services 72,293                            41,913                            18,328                            19,982                            17,552                            55,862                            74,483
Hospital rehabilitation services 69,745                            73,925                            19,820                            20,084                            18,273                            58,177                            77,569
142,038                         115,838                         38,148                            40,066                            35,825                            114,039                         152,052
Care management division 13,708                            9,963                               4,697                               7,065                               6,789                               18,551                            24,735
Corporate:
Overhead (179,063)                        (176,495)                        (44,050)                           (48,365)                           (45,173)                           (137,588)                       (183,451)
Insurance subsidiary (2,127)                              (1,914)                              (406)                                  (443)                                  (637)                                  (1,486)                             (1,981)
(181,190)                        (178,409)                        (44,456)                           (48,808)                           (45,810)                           (139,074)                       (185,432)
Impairment charges (108,953)                        (77,193)                           -                                           -                                           -
Transaction costs (2,231)                              (2,112)                              (683)                                  (4,496)                              (4,114)                              (9,293)                             (12,391)
Operating income (EBITDAR) 555,628                         516,470                         181,572                         163,585                         150,613                         495,770                         661,027
Rent (303,564)                        (311,526)                        (81,048)                           (80,209)                           (80,192)                           (241,449)                       (321,932)
EBITDA 252,064                         204,944                         100,524                         83,376                            70,421                            254,321                         339,095
Depreciation and amortization (160,066)                        (154,206)                        (39,337)                           (39,442)                           (39,023)                           (117,802)                       (157,069)
Interest, net (106,839)                        (103,963)                        (25,616)                           (78,081)                           (22,173)                           (125,870)                       (167,827)
Income (loss) from continuing operations
before income taxes (14,841)                           (53,225)                           35,571                            (34,147)                           9,225                               10,649                            14,199
Provision (benefit) for income taxes 30,642                            (11,319)                           13,585                            (13,082)                           3,079                               3,582                               4,776
Income (loss) from continuing operations (45,483) $                       (41,906) $                       21,986 $                        (21,065) $                       6,146 $                           7,067 $                           9,423 $
Year ended December 31,

Centerre Non-GAAP Reconciliation
($ In Thousands)
2012 2013 2014
Revenues $109,205 $140,974 $198,513
Operating income (EBITDAR) $25,190 $31,922 $48,337
Rent 10,514           15,239           20,199
EBITDA 14,676           16,683           28,138
Depreciation and amortization 1,728             2,711             3,060
Interest, net 398                 490                 500
Income from continuing operations before income taxes 12,550           13,482           24,578
Provision for income taxes 1,561             1,706             4,300
Income from continuing operations 10,989           11,776           20,278
Earnings attributable to noncontrolling interests (8,517)            (9,027)            (13,871)
Income from continuing operations attributable to Centerre $2,472 $2,749 $6,407
Year ended December 31,

November 2014 Kindred, Centerre and RehabCare Creating the Nation’s Premier Inpatient Rehabilitation Provider